Other commitments and contingencies, concentrations and factors that may affect future operations	12 Months Ended
Mar. 31, 2016
Other commitments and contingencies, concentrations and factors that may affect future operations
Other commitments and contingencies, concentrations and factors that may affect future operations

22. Other commitments and contingencies, concentrations and factors that may affect future operations:

Commitments -

Commitments outstanding at March 31, 2016 for the purchase of property, plant and equipment and other assets approximated ¥6,101 million.

Contingencies -

NIDEC has guaranteed approximately ¥256 million of lease contracts for customers in connection with the purchase for NIDEC’s products at March 31, 2016. No material claims have been made against guarantees, and based on our past experience and current expectations, NIDEC does not anticipate any material claims.

NIDEC is contingently liable under bid bonds, advance payment bonds, performance bonds, warranty bonds and payment bonds, totaling ¥9,894 million as of March 31, 2016, primarily for guarantees of our performance on projects currently in execution or under warranty. No material claims have been made against guarantees, and based on our past experience and current expectations, NIDEC does not anticipate any material claims.

Product warranty –

NIDEC guarantees the performance of products delivered and services rendered for a certain period or term. Estimates for warranty cost are made based on historical warranty claim experience. The changes in product warranty liability for the years ended March 31, 2015 and 2016 are summarized as follows:

	Yen in millions
	March 31
	2015	2016
Balance at beginning of year	¥3,036	¥3,982
Addition	1,641	1,382
Utilization	(947)	(1,167)
Foreign exchange impact	252	(182)

Balance at end of year	¥3,982	¥4,015